SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2004

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        0-32301                        76-6168223
(State or Other Jurisdiction    (Commission File                (I.R.S. Employer
of Incorporation)                Number)                     Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

On February 28, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release announces that the plaintiffs' previously announced request for a thirty day extension of time to seek review before the Supreme Court of the September 22, 2003 judgment of the U.S. Court of Appeals for the Federal Circuit was granted.


Item 7.   Financial Statements and Exhibits.

                  (c) The following exhibits are filed with this report:

          Exhibit Number                       Description
                99.1                Press Release issued February 28, 2004.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:  /s/ Jonathon K. Heffron
                                         Name:  Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated:   March 3, 2004


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                                  Exhibit Index

     Exhibit Number                              Description
         99.1                        Press Release issued February 28, 2004.